SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): March 12, 2004

Bakers Footwear Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Missouri	000-50563	43-0577980

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Indentification Number)

2815 Scott Avenue St. Louis, Missouri	63103

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:

(314) 621-0699

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit Number	Description of Exhibits

99.1	Registrant's March 12, 2004 Press Release announcing exercise of full over-allotment option of 324,000 shares of common stock by the underwriters.

Item 9.    Regulation FD Disclosure.

The following is furnished pursuant to Regulation FD.

Press Release – Over-Allotment Exercise

Registrant issued a press release on March 12, 2004 announcing exercise of the full over-allotment option of 324,000 shares of common stock by the underwriters.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC. (Registrant)

Date: March 16, 2004	By:	/s/ Peter A. Edison
Peter A. Edison Chairman of the Board and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Registrant's March 12, 2004 Press Release announcing exercise of full over-allotment option of 324,000 shares of common stock by the underwriters.

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